FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report:  March 14, 1996


                          MAINE PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)



            Maine                   1-3429          01-0113635
(State, or other jurisdiction    (Commission       (IRS Employer
      of incorporation)          File Number)    Identification No.)


209 State Street, Presque Isle, Maine                 04769
(Address of principal executive offices)            (Zip Code)


Registrant's Telephone Number, Including Area Code   207-768-5811









Current Report, Form 8-K/A for                               Date of Report:
Maine Public Service Company                                 March 14, 1996


     On March 8, 1996, the Company filed a Form 8-K, under Item 4, Change in the Company's Certifying Accountant. The required letter from the previous accountants stating their agreement with the Form 8-K was not available at the time of filing. This Form 8-K/A files this letter.

Item 4.   Change in the Company's Certifying Accountant

March 8, 1996


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street N.W.
Washington, DC  20549

Dear Sir/Madame:

We have read and, except as indicated in the following sentence, agree with the comments in Item 4 of Form 8-K of Maine Public Service Company dated March 8, 1996. We have no basis to agree or disagree with the statements made in
(a) the second, third, fourth, fifth and sixth sentences of the first paragraph, and (b) the fourth paragraph.

Yours truly,


Deloitte & Touche LLP
Boston, Massachusetts



                                   MAINE PUBLIC SERVICE COMPANY
                                           Registrant


Dated:   March 14, 1996            Larry E. LaPlante
                                   Larry E. LaPlante, Vice President
                                   Finance and Treasurer